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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 6, 2006
                        ---------------------------------
                        (Date of earliest event reported)


                        China VoIP & Digital Telecom Inc.
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             (Exact name of registrant as specified in its charter)


                          Nevada 333-131017 98-0509797
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           (State or other jurisdiction of Commission (I.R.S. Employer incorporation or organization) File Number Identification No.)


                2470 St.Rose Pkwy, Suite 304, Henderson, NV 89074
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               (Address of principal offices, including Zip Code)


                                 (506) 872-4033
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              (Registrant's telephone number, including area code)


                            Crawford Lake Mining Inc.
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          (Former name or Former Address, if Changed Since Last Report)

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SECTION 8 - OTHER EVENTS
Item 8.01. Other Events

On December 6, 2006, the Registrant issued a press release announcing that it has expanded its marketing efforts into two new cities, a copy of the Press Release is attached as Exhibit 99.1.

The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated December 6, 2006, a copy of which is attached hereto as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements of business acquired.        Not applicable
(b)   Pro forma financial information.                  Not applicable

(c)   Exhibits

Exhibit 99.1           Press Release of Registrant dated December 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         China VoIP & Digital Telecom Inc.

                                         By: /s/ Li Kunwu
                                            ------------------------------
                                            President and CEO

Date:  December 7, 2006